EXHIBIT 10.13

              THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO
                   THE SOUTH CAROLINA UNIFORM ARBITRATION ACT

STATE OF SOUTH CAROLINA    )
                           )        EMPLOYMENT AGREEMENT
COUNTY OF CHARLESTON       )


         THIS EMPLOYMENT AGREEMENT (hereinafter referred to as the "Agreement") made and entered into as of this 12th day of August, 2003, by and between Southcoast Community Bank, (hereinafter the "Bank"), Southcoast Financial Corporation (the "Company") and ______________________ (hereinafter referred to as the "Employee"), is made with reference to the following facts:

                                    RECITALS:

         A. The Employee is presently employed as the _______________________ of the Bank and serves as __________________________________ of the Company.

         B. The Employee has obtained substantial senior financial management experience throughout his career, and can be expected to make substantial contributions to the financial success of the Bank and the Company and to contribute to the growth and development of the Bank and the Company through his extensive knowledge and experience in the business, affairs, and management of financial organizations such as the Bank and the Company.

         C. The Bank and the Company consider the retention of the Employee in their service to be in their best interests in order to insure and contribute to the continuity of management of the Bank and the Company and to insure and contribute to the future progress and financial success of the Bank and the Company.

         D. The Bank and the Company recognize that in order to retain the Employee's services, they must offer him compensation, benefits and termination rights which executives of comparable background, experience, ability and expertise receive for such an executive position with a business organization of similar size and complexity.

         E. The parties desire to enter into this Agreement setting forth the terms and conditions of the employment relationship among the Bank, the Company and the Employee.

         THEREFORE, in consideration of the premises and the mutual covenants herein set forth, it is mutually understood, stipulated, covenanted and agreed by and between the parties hereto, as follows:

         1. Employment. The Bank and the Company each hereby employ the Employee in a principal executive and managerial capacity as an officer having the titles of ________________of the Bank and __________________________________ of each, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth.

         2. Term. The initial term of this Agreement shall be for three (3) years beginning on the date of execution hereof (the "Commencement Date"). At the end of such initial term, this Agreement shall be automatically renewed for successive terms of one (1) year each, unless the Employee is terminated or unless either party gives written notice to the other that this Agreement will not be so renewed, and such notice is given not less than one hundred eighty
(180) days prior to the end of the then current term of this Agreement. References in this Agreement to the term of this Agreement refer to the initial term and any extended term.

         3. Compensation. The basic annual salary which the Bank shall pay to the Employee for his services shall be not less than $_____________, payable in not less than 12 installments for each full year during the term of this Agreement. To the extent not paid by the Bank, such compensation shall be paid by the Company.

         4. Benefits. In addition to the basic compensation hereinabove set forth, the Bank agrees to pay or supply the following benefits:

         (a) Life Insurance. The Bank shall provide Employee with the life insurance benefits provided on Schedule A hereto.

         (b) Health Insurance. The Bank shall provide the Employee with such health and dental insurance benefits as may hereafter be made available to other executive officers of the Bank.


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

         (c) Disability. The Bank shall provide the Employee with disability insurance in an amount equal at all times to not less than one-half of his annual base salary.

         (e) Retirement and Employee Benefit Plans. The Employee shall be entitled to participate in any plan adopted by the Bank or the Company relating to stock options, stock appreciation rights, stock purchases, pension, thrift, profit sharing, bonus, performance award and incentive compensation, group life insurance, medical insurance, education and other retirement or employee benefits that the Bank or the Company may have already established, or may hereafter adopt, for the benefit of the executive employees of the Employee's class or all employees of the Bank or the Company, including executive employees of the Employee's class.

          (f) Disability/Salary Continuation. The Bank shall pay the Employee his full salary then in effect and continue all benefits then in effect for a period of one year after the Date of Termination (as hereafter defined) in the event of the partial or complete Disability of the Employee. "Disability" shall mean the Employee's failure to satisfactorily perform the essential functions of his office on a full-time basis for one hundred and eighty (180) consecutive days, with or without accommodation, by reason of the Employee's incapacity resulting from physical or mental illness or impairment, except where within fifteen (15) days after Notice of Termination (as hereinafter defined) is given following such absence, the Employee shall have returned to the satisfactory, full time performance of such duties. Any determination of Disability hereunder shall be made by the Board of Directors of the Bank in good faith and on the basis of the certificates of at least three qualified physicians chosen by it for such purpose, one of whom shall be the Employee's regular attending physician.

         (g) Other Benefits. The Bank shall provide the Employee all other remunerations and fringe benefits as are available to executive officers of the Bank, and any other benefits commensurate with the responsibility of and functions performed by the Employee under this Agreement.

         (h) Payment of Shortfall by Company. To the extent not provided by the Bank, the benefits set forth in this Section 4 will be provided by the Company.


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

         5. Duties. The Bank and the Company recognize the managerial and executive ability of the Employee, and in recognition of those abilities, the Bank designates the Employee as its __________________________ and the Company designates the Employee as its __________________________, which titles carry with them the duties as specified in the bylaws of the Bank and the Company. In this capacity, the Employee is granted such authority and is responsible for such executive duties as are commensurate with the authority being exercised and duties being performed by the Employee immediately prior to the date of the execution hereof and as may hereafter be designated by the Boards of Directors of the Bank or the Company. The Employee shall perform his duties in accordance with such reasonable standards established from time to time by the Boards of Directors of the Bank and the Company. In the performance of his duties, the Bank and/or the Company will continue to make available to the Employee offices, secretarial and other assistance, facilities and amenities commensurate with his position and duties, but in no event less than those furnished at the time this Agreement is executed.

         6.       Termination of Employment.

(a)      Termination by the Company and the Bank.

(i) Termination for Cause. The Employee shall be subject to discharge for Cause, and this Agreement thereby terminated. As used in this Agreement, "Termination for Cause" shall mean termination on account of the following acts:

                    (A) the breach by Employee of any material provision of this
               Agreement, provided that Bank gives the Employee written notice of such failure and such failure is not cured within thirty (30) days thereafter;


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

                    (B) the willful  and  continued  failure by the  Employee to substantially perform his duties under this Agreement (other than the Employee's inability to perform, with or without reasonable accommodation, resulting from his incapacity due to physical or mental illness or impairment), after a demand for substantial performance is delivered to him by the Bank, which demand specifically identifies the manner in which the Employee is alleged to have not substantially performed his duties;

                    (C) the  willful  engaging  by the  Employee  in  misconduct
               (criminal, immoral or otherwise) which is materially injurious to the Bank;

                    (D) the Employee's conviction of a felony;

                    (E) the  commission  by the  Employee  in the  course of his employment of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice, which would constitute a felony, (whether or not resulting in criminal prosecution or conviction), or any act or practice which has resulted in the Employee becoming unbondable under the Bank's "banker's blanket bond;"

                    (F) failure by the Employee to comply with clear  provisions of law and regulations applicable to the Bank which is materially injurious to the Bank; or

                    (G) removal or permanent  prohibition from  participating in the  affairs  of the  Bank by an order or  consent  issued  under
               Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act.


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

The Employee shall have no right to receive from the Bank or the Company, and shall not receive from the Bank or the Company, compensation or other benefits provided for herein or otherwise provided by the Bank or the Company for any period after the date of Termination for Cause. Notwithstanding the foregoing provisions of this paragraph, no Termination for Cause shall affect vested rights of the parties hereto.

                    (ii) Termination Other Than For Cause.

                    (A) The Employee may be discharged and this Agreement terminated for reasons other than those specified in subparagraph 6(a)(i) if it is determined that such discharge is in the best interest of the Company and the Bank. Except as otherwise limited herein or as otherwise limited by the regulations of the Federal Deposit Insurance Corporation, the Bank agrees that a termination by it of the Employee's employment prior to the expiration of the term of this Agreement pursuant to this subparagraph 6(a)(ii) shall not prejudice the Employee's right to full compensation or other benefits provided for in this Agreement until the expiration of the remaining term of this Agreement, unless the Employee shall take a leave of absence or shall become disabled as described in paragraph (4)(f) hereof, in which case the provisions of paragraph (4)(f) shall apply.

                    (B) Any  resignation  by the Employee  pursuant to paragraph
               6(b) below at any time following a change in control of the Bank or the Company, as hereinafter defined, shall constitute a termination of employment by the Bank and the Company other than Termination for Cause and shall entitle Employee to the following compensation and benefits, but only if such resignation is preceded by either (1) any material decrease, or series of


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

               decreases which taken as a whole are material, in the nature or scope of the Employee's duties, responsibilities and authorities, without the written consent of the Employee as to each and every such decrease, from the greater of those duties, responsibilities or authorities being exercised and performed by the Employee immediately prior to the date of the execution hereof, or those being exercised and performed immediately prior to the reduction or series of reductions thereof; or (2) any attempt by the Bank or the Company to relocate the Employee to a location outside of Mount Pleasant, South Carolina without his written consent thereto given not more than one (1) year prior thereto.

                    The  compensation  and  benefits  which  shall  be paid  and provided, respectively, to the Employee pursuant to this paragraph 6(a)(ii)(B) shall be the full compensation and benefits provided for in this Agreement for a period of three (3) years from the Date of Termination. Such payments shall be made and such benefits shall be provided notwithstanding any other employment obtained by Employee. For purposes of the foregoing, the phrase "change in control" of the Bank or the Company shall refer to either or both of the following: (1) acquisition in any manner of the beneficial ownership of shares of the Bank or the Company having 51% or more of the total number of votes that may be cast for the election of one or more directors of the Bank or the Company, respectively, by any person, or persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; or (2) any other circumstances which the Board of Governors of the Federal Reserve System has determined constitutes or will constitute a change in control of the Bank or the Company.


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

                    (iii) Excess Parachute Payment. Notwithstanding the foregoing, if the payments under Section 6(a)(ii), either alone or together with other payments which the Employee has the right to receive from the Bank and the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), such severance payment shall be reduced to the largest amount as will result in no portion of the severance payment under this Section 6 being subject to the excise tax imposed by Section 4999 of the Code or the disallowance of a deduction to the Bank under Section 280G(a) of the Code.

                    (iv) Determination.  The decision of the Bank or the Company to terminate the Employee's employment for Cause shall only be made in the following manner. The full Board of Directors of the terminating entity shall review completely the evidence and justification for such termination. The Employee shall be given notice and an opportunity to be heard in order to rebut such evidence. Thereafter, termination shall be voted upon by the full Board of Directors of the terminating entity by roll call vote. The Employee shall be so terminated upon a vote of not less than two-thirds (2/3) of all members of the Board of Directors of the terminating entity. The Board of Directors of the terminating entity shall specify an effective date of termination in the Notice of Termination. Any termination not meeting these requirements shall not be a Termination for Cause under Section 6(a)(i).

     (b) Termination by Employee. This Agreement may be terminated by Employee at any time by Employee's giving written Notice of Termination to the Bank and the Company not less than ninety (90) days prior to the Date of Termination. In such event, the Bank and the Company shall be obligated only to continue to compensate and provide the benefits hereunder to Employee up to the Date of Termination. This provision shall not be interpreted as in any manner whatsoever


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

limiting the rights of the Employee under any other agreement between the Employee and the Bank or the Company, including, without limitation, any retirement, deferred compensation, or fringe benefit agreement, whether or not such agreements are in existence at the time of the execution hereof.

     (c) Required Suspension and Termination Provisions. Notwithstanding any other provision of this agreement, the following provisions are included in this Agreement concerning its termination.

          (i) If the Employee is suspended or temporarily prohibited from participating in the Bank's affairs by a notice served under 12 U. S. C.
     Section 1818(e)(3) or (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while the obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of such obligations which were suspended.

          (ii) If Employee is removed and/or permanently prohibited from participating in the affairs of the Bank by an order issued under 12 U.S.C. ss. 1818(e)(4) or (g)(1), all obligations of the Bank and the Company under this Agreement shall terminate as of the effective date of the order.

          (iii) If the Bank is in default (as defined in 12 U. S. C. Section 1813(x)(1)), all obligations under this Agreement shall terminate as of the date of default.

          (iv) Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12


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

     U.S.C.   Section  1828(k)  or  any  successor  provision  thereof  and  any regulations promulgated thereunder.

         Notwithstanding the provisions of this subsection (c) of Section 7, no termination pursuant to this subsection (c) shall affect vested rights of the parties hereto.

     (d) Date of Termination. "Date of Termination" shall mean:

          (i) if the Employee's employment is terminated by reason of his death, his date of death;

          (ii) if the Employee's employment is terminated for Disability, thirty
     (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of his duties as provided under
     Section 4(f) hereof; or

          (iii) if the Employee's employment is terminated by action of either party for any other reason, the date specified in the Notice of Termination; provided, however, that if within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, the Date of Termination shall be the date on which the dispute is finally resolved, either by mutual written agreement of the parties, or by a final judgment, order or decree of an arbitrator, a panel of arbitrators or a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

     "Notice of Termination" shall mean a written notice which shall include the specific termination provision under this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment. Any purported termination of


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

the Employee's employment hereunder by action of either party shall be communicated by delivery of a Notice of Termination to the other party.

         7. Relocation. The Bank and the Company hereby agree that the Employee shall not be required to relocate his residence at any time during the term of this Agreement without the Employee's written consent thereto given not less than one (1) year prior thereto. Furthermore, Employee shall continue to make his primary business headquarters in Mount Pleasant, South Carolina.

          8. Confidentiality.

         (a) The Employee recognizes that his activities on behalf of the Bank require considerable responsibility and trust. Relying on the ethical responsibilities and undivided loyalty of the Employee, the Bank has and will and the Company and its subsidiaries will in the future entrust the Employee with highly sensitive confidential, restricted and proprietary information involving Confidential Information (as defined below).

         (b) For the purposes of this Agreement, "Confidential Information" means any data or information, that is material to the Bank, the Company or the subsidiaries of the Company, and not generally known by the public. To the extent consistent with the foregoing definition, Confidential Information includes (without limitation): (i) the profit and performance reports, pricing policies, training manuals, marketing and pricing procedures, financing methods of the Bank, the Company or the subsidiaries of the Company, and all other business records of the Bank, the Company or the subsidiaries of the Company;
(ii) the identities of the customers of the Bank, the Company or the subsidiaries of the Company, their specific demands, and their current and anticipated requirements for the products and services of the Bank, the Company or the subsidiaries of the Company; (iii) the business plans and internal


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

financial statements and projections of the Bank, the Company or the subsidiaries of the Company; and (iv) the specifics of any specialized products or services of the Bank, the Company or the subsidiary of the Company may offer or provide to its customers.

         (c) The Employee recognizes the proprietary and sensitive nature of the Bank, the Company and its subsidiaries' Confidential Information. The Employee agrees to abide by all of the Bank's and the Company's rules and procedures designed to protect their Confidential Information and to preserve and maintain all such information in strict confidence during the Employee's employment by the Bank and as long thereafter as the Confidential Information remains, in the sole opinion of the Bank, the Company and its subsidiaries, proprietary and confidential to the Bank, the Company and its subsidiaries. The Employee agrees not to use, disclose or in any other way use or disseminate any Confidential Information to any person not properly authorized by the Bank, the Company or the subsidiaries of the Company.

     9. Return of Materials. Upon the request of the Bank, and in any event, upon the termination of the Employee's employment, the Employee must return to the Bank, the Company or the subsidiaries of the Company and leave at the disposal of the Bank, the Company or the subsidiaries of the Company, all memoranda, notes, records, and other documents or electronic files pertaining to the business of the Bank, the Company and the subsidiaries of the Company, or the Employee's specific duties for such entities (including all copies of such materials). The Employee must also return to the Bank, the Company and the subsidiaries of the Company, and leave at the disposal of the Bank, the Company and the subsidiaries of the Company, all materials involving any Confidential Information of the respective entities.

     10. Implementation. The covenants contained herein shall be construed as covenants independent of one another, and as obligations distinct from any other


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

contract between the Employee and the Company or the Bank. Any claim the Employee may have against the Company or the Bank shall not constitute a defense to enforcement by the Bank of this Agreement. The covenants made by the Employee herein shall survive termination of the Employee's employment, regardless of who causes the termination and under what circumstances.

     11. Restrictive Covenants. In consideration of the Bank's employment of the Employee and the benefits provided hereby, the Employee agrees that in addition to any other limitation: (i) for a period of twelve (12) months after the termination of this Agreement by the Employee for other than Good Reason; or
(ii) during the continuation of base salary payments pursuant to Section 6(a)(ii)(A) above, whichever is later, he will not, within a twenty-five (25) mile radius of any operating office of the Company, any of its subsidiaries, or the Bank, manage, operate or be employed by, participate in, or be connected in any manner with the management, operation, or control of any banking business whether or not carried on by a bank. The Employee further agrees, that for a period of twelve (12) months after the termination of his employment hereunder, by the Employee for other than Good Reason or the completion of Base Salary payments pursuant to Section 6(a)(ii)(A) above, whichever is later, he will not solicit the business or patronage, directly or indirectly, from any customers of the Bank (or any other office of the Company or of a subsidiary of the Company if Employee should have been employed by and located at such office) and the Employee will not seek to or assist others to persuade any employee of the Bank engaged in similar work or related to the Bank's work to discontinue employment with the Bank or seek employment or engage in any business of the Bank. Furthermore, the Employee will not communicate to any person, firm or corporation any information related to customer lists, prices, secrets or other


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

Confidential Information which he might from time to time acquire with respect to the business of the Bank, the Company, or its subsidiaries, or any of their affiliates. The Employee agrees to disclose the contents of this Agreement to any subsequent employer for a period of twelve (12) months following termination of his employment hereunder, the termination of this Agreement or completion of base salary payments pursuant to Section 6(a)(ii)(A) above, whichever is later.

     12. Remedies for Breach of Employment Contract. Irreparable harm shall be presumed if the Employee breaches any covenant of this Agreement. The faithful observance of all covenants in this Agreement is an essential condition to the Employee's employment, and the Bank, the Company and the subsidiaries of the Company are depending upon absolute compliance. Damages would probably be very difficult to ascertain if the Employee breached any covenant in this Agreement. This Agreement is intended to protect the proprietary rights of the Bank, the Company and the subsidiaries of the Company in many important ways. In light of these facts, the Employee agrees that any court of competent jurisdiction should immediately enjoin any breach of this Agreement, upon the request of the Bank, the Company, the subsidiaries of the Company, and the Employee specifically releases the Bank, the Company, and the subsidiaries of the Company, from the requirement to post any bond in connection with a temporary or interlocutory injunctive relief, to the extent permitted by law.

     13. Assignment. This Agreement shall be construed as an agreement for personal services and shall not be subject to assignment by either party without the written consent of both parties.


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

     14. Acceleration of Stock Options and Rights. In the event of any termination of this Agreement pursuant to section 6(a)(ii), outstanding stock options and stock appreciation rights, and any and all rights under performance stock award plans, restricted stock plans and any other stock option, or incentive stock plans shall become immediately and fully exercisable for a period of sixty (60) days following the last payment required by this Agreement to be made by the Bank or the Company to Employee, provided, however, that no such option or right shall be exercisable after the termination date of such option or right. The provisions of this section shall be in addition to the Employee's rights granted in connection with such stock options or other rights, and such rights and options shall continue to be exercisable pursuant to their terms and their governing plans.

     15. Governing Law. The law of South Carolina shall govern this Agreement, subject only to any conflicting federal statutes and regulations as they exist or may be adopted or promulgated from time to time affecting financial institutions whose accounts are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation and their operations; in the event of such conflict, the appropriate federal statutes and regulations shall govern this Agreement.

     16. Arbitration. Unless otherwise provided by the regulations of the Federal Deposit Insurance Corporation or otherwise provided in this Agreement, any dispute or controversy, arising under or in connection with this Agreement shall be settled exclusively by arbitration in Mount Pleasant, South Carolina, by three arbitrators pursuant to the Federal Arbitration Act or the South Carolina Uniform Arbitration Act, as applicable, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction. Notwithstanding the foregoing, Employee, the Bank or the Company shall be entitled to seek equitable remedies in any court of competent jurisdiction without initiating an arbitration proceeding. In particular, Employee shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. Any civil action seeking injunctive relief, challenging an arbitration proceeding or award or otherwise related to this Agreement will be instituted and maintained in the federal or state courts for Charleston County, South Carolina, and the parties hereby consent to the personal jurisdiction of such courts. Each party to any such judicial proceeding shall bear its own attorneys' fees, provided, however, that the Bank shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this
Section including Employee's attorney's fees.

     17. Binding Effect. This Agreement and the rights, powers and duties set forth herein shall bind and inure to the benefit of the successors and assigns of the parties hereto.

     18. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject hereof, and supercedes all prior agreements, written or oral, with respect to such subject matter.

     19. Waiver. The failure of either party to insist in any one or more instances upon performance of any terms or conditions of this Agreement shall not be construed a waiver of future performance of any such term, covenant or condition, but the obligations of either party with respect thereto shall continue in full force and effect.

     20. Severability. All agreements, provisions and covenants contained herein are severable, and in the event that any one or more of them shall be held to be invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby and this Agreement shall be interpreted as if such invalid, illegal or unenforceable agreements, provisions or covenants were not contained herein.

     21. Indemnification. The Bank and the Company shall indemnify the Employee to the extent of the indemnification provided for in any agreement, bylaw or charter provision of the Bank or the Company, or any provision of law, rule or regulation, any of which may be applicable to the Employee or generally applicable to other executive officers of the Employee's class or any lesser class.

     22. Payment Obligation. The Bank and the Company recognize that the provisions of this Agreement, including the termination provisions, protecting the Employee's rights to compensation and benefits in the event of a termination hereof, other than Termination for Cause, leave of absence or Disability, are an essential element of the basis of the bargain with the Employee. Accordingly, all amounts payable by the Bank or the Company hereunder shall be paid without notice or demand. The Employee shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement; provided, however, that the obtaining of any such other employment shall reduce the Bank's and the Company's obligations to make the payments and provide at its expense the benefits required to be paid and provided under this Agreement by an amount equal to the payments or benefits received from such other employment.

     23. Notices. Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified postage prepaid, with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing herein, but each party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

TO THE BANK:               ___________ Chairman of the Board of Directors
                           Southcoast Community Bank
                           530 Johnnie Dodds Boulevard
                           Mt. Pleasant, S.C. 29464

TO THE COMPANY:            ____________ Chairman of the Board of Directors
                           Southcoast Financial Corporation
                           530 Johnnie Dodds Boulevard
                           Mt. Pleasant, S.C. 29464

TO THE EMPLOYEE:           __________________________
                           Southcoast Community Bank
                           530 Johnnie Dodds Boulevard
                           Mt. Pleasant, S.C. 29464

     IN WITNESS WHEREOF, the Bank and the Company have duly executed this Agreement by their duly authorized corporate officers set forth below and the Employee has duly executed this Agreement as of the day and year first above written.




WITNESSES:                         SOUTHCOAST COMMUNITY BANK

                                   By:------------------------------------------
----------------------------       Its: _____ Chairman of the Board of Directors


----------------------------
As to the Bank

                                   SOUTHCOAST FINANCIAL CORPORATION

                                   By:------------------------------------------
----------------------------       Its: _____ Chairman of the Board of Directors

----------------------------
As to the Company



----------------------------        --------------------------------------------
                                    [Name]

----------------------------
As to the Employee

SCHEDULE A

(1)  Life Insurance Benefits: